                                                                    EXHIBIT 99.1
                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Annual  Report of  Cognigen  Networks,  Inc.  (the
"Company")  on Form 10-KSB for the period  ended June 30, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Darrell
H.  Hughes,  Chief  Executive  Officer of the Company,  certify,  pursuant to 18
U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                    /s/   Darrell H. Hughes
                                    -----------------------------------
                                    Darrell H. Hughes
                                    Chief Executive Officer

                                    September 17, 2002